SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



Filed by the registrant X Filed by a party other than the registrant |_|

Check the appropriate box:
|_|    Preliminary proxy statement
 X     Definitive proxy statement
|_|    Definitive additional materials
|_|    Soliciting material pursuant to Rule 14a-11 or Rule 14a-12

                     Alternative Technology Resources, Inc.
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

     |_|  $125  per   Exchange   Act  Rule   0-11(c)(1)(ii),   14a-6(I)(1),   or
          14a-6(j)(2).

     |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(I)(3).

     |_| Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transactions applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
          (4)  Proposed maximum aggregate value of transaction:

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
          (1)  Amount previously paid:
          (2)  Form, schedule or registration statement No.:
          (3)  Filing party:
          (4)  Date filed:

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



To the Shareholders of Alternative Technology Resources, Inc.:


     You are cordially invited to attend the Annual Meeting (the "Meeting") of the Shareholders of Alternative Technology Resources, Inc. (the "Company") which will be held on Tuesday November 20, 2001, at 10:00 a.m. (local time) at the Sacramento offices located at 629 J Street, Sacramento, California 95814. As used in this Proxy Statement, the terms "we", "us" and "our" also mean the Company.

     The accompanying Notice of the Annual Meeting of the Shareholders and Proxy Statement contain the matters to be considered and acted upon, and you should read the material carefully.

     The Proxy Statement contains important information about the four (4) nominees for election as Directors. The Board of Directors strongly recommends your approval of these nominees.

     We hope you will be able to attend the meeting, but, if you cannot do so, it is important that your shares be represented. Accordingly, we urge you to mark, sign, date and return the enclosed proxy promptly. You may, of course, revoke your proxy, if you attend the meeting and choose to vote in person.

                                                Sincerely,

                                                /s/  James W. Cameron, Jr.

                                                James W. Cameron, Jr.
                                                Chairman of the Board

Sacramento, California
October 16, 2001

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                          TO BE HELD NOVEMBER 20, 2001


To Our Stockholders:

The Annual Meeting of Stockholders of Alternative Technology Resources, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, November 20, 2001, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, for the following purposes:

     1.   To elect four directors;

     2. To consider and act upon such other matters as may properly come before the meeting.

All of the above matters are more fully described in the accompanying Proxy Statement. Stockholders of record as of the close of business on October 8, 2001 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ James W. Cameron, Jr.

                                            JAMES W. CAMERON, JR.
                                            Chairman of the Board


Sacramento, California
October 16, 2001




WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE THAT PROXY AT ANY TIME PRIOR TO VOTING, AND SHAREHOLDERS WHO ARE PRESENT AT THE MEETING MAY WITHDRAW THEIR PROXIES AND VOTE IN PERSON IF THEY WISH.

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                                  629 J Street
                              Sacramento, CA 95814

                                 PROXY STATEMENT

Solicitation of Proxies

Your proxy in the form enclosed is solicited by the Board of Directors of Alternative Technology Resources, Inc. (the "Company") for use in voting at the Annual Meeting of Stockholders to be held on Tuesday, November 20, 2001, at 10:00 a.m. local time, at the Company's Sacramento office located at 629 J Street, Sacramento, California 95814. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about October 16, 2001.

The expense of soliciting proxies will be borne by the Company. The principal solicitation of proxies is being made by mail and personal delivery. However, additional solicitations may be made by telephone, telegram or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such services.

In the case of employee stockholders located in the Company's office in Sacramento, California, and in the case of certain other stockholders (see "Certain Relationships and Related Transactions"), this Proxy Statement and related materials may be hand delivered.

Voting Securities

Only stockholders of record on the books of the Company at the close of business on October 8, 2001, will be entitled to vote at the Annual Meeting. At the close of business on that date, there were outstanding 59,418,344 shares of common stock of the Company. Each share of common stock is entitled to one vote for each of the matters to be presented at the Annual Meeting.

Required Vote

The  representation  in  person  or by  proxy  of at  least  a  majority  of the outstanding  shares  entitled  to vote is  necessary  to provide a quorum at the
Annual Meeting. Abstentions and broker non-votes are counted as present in determining whether the quorum requirement is satisfied. The plurality of the votes of the common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors shall elect the nominees for the Board of Directors. With regard to the election of directors, votes may be cast "For" or "Withheld" for each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who hold shares in street name have the authority to vote in their discretion on "routine" items (such as for the election of directors) when they have not received instructions from beneficial owners. With respect to "non-routine" items, no broker may vote shares held for customers without specific instructions from such customers. Under Delaware law, a broker non-vote will have no effect on the outcome of the election of directors.

Revocability of Proxies

Shares represented by a duly executed proxy in the accompanying form received by the Board of Directors prior to the Annual Meeting will be voted at the Annual Meeting. Any such proxy may be revoked at any time prior to exercise by written request delivered to the Secretary of the Company stating that the proxy is revoked, by the execution and submission of a later dated proxy, or by voting in person at the Annual Meeting. If a stockholder specifies a choice with respect to any matter to be voted upon by means of the accompanying form of proxy, the shares will be voted in accordance with the specification so made. If the endorsed proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted as recommended by the Board of Directors.

                                 PROPOSAL NO. 1

                      NOMINATION AND ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting, each to serve until the next Annual Meeting of Stockholders and until his successor shall be elected and qualified or until his earlier death, resignation or removal. Each of the nominees listed below, currently serves on the Board of Directors. If any nominee is not available for election, the Board of Directors will recommend the election of a substitute nominee and proxies in the accompanying form will be voted for the election of the substitute nominee unless authority to vote such proxies in the election of directors has been withheld. The Board of Directors has no reason to believe that any of the nominees will be unavailable for election.

The following table indicates certain information concerning the nominees.


Name                         Age   Principal Occupation at Present and for the Past Five Years
----                         ---   -----------------------------------------------------------
James W. Cameron, Jr.        53    Chairman  of the Board of  Directors  since  November  1999;
                                   Chief Executive  Officer from August 1999 and until February
                                   2000 and Chief  Financial  Officer since  November  2000. He was also a  Director  of the  Company  and  Chairman  of the
                                   Board from November 1993 until  November  1994.  Mr. Cameron is the Owner and Chief  Executive  Officer  of  Cameron  and
                                   Associates,  a consulting and investment  company founded in
                                   February   1992.  He  co-founded   and  was  a  director  of
                                   Occupational-Urgent  Care Health Systems, Inc. ("OUCH") from its  inception in January  1983 until  February  1992,  when
                                   OUCH merged  with First  Health  Group  Corp.  He was OUCH's
                                   President  from January 1983 until July 1988,  at which time he became Chief  Executive  Officer until February 1992. Mr.
                                   Cameron  served as a Director  of First  Health  Group Corp.
                                   from February 1992 until May 1993.

Edward L. Lammerding        72     Director since November 1993,  Chief Financial  Officer from
                                   1995 and until  November  2000;  Chairman  of the Board from
                                   1995 until  November  1999;  President  of Sierra  Resources
                                   Corporation  from  1982 to 1996;  Chairman  of the  Board of
                                   Digital Power  Corporation from 1989 to 1998;  former member
                                   California  Lottery  Commission;  retired  member of the St.
                                   Mary's College Board of Trustees;  Director and Secretary of
                                   OUCH from September 1983 to February 1992.



Name                         Age   Principal Occupation at Present and for the Past Five Years
----                         ---   -----------------------------------------------------------

Jeffrey S. McCormick        39     Director since November 2000, Chief Executive  Officer since
                                   February 2000.  Founder and Managing  Director since 1993 of
                                   Saturn  Asset  Management,  Inc.,  a  Boston  based  venture
                                   capital  and  private  equity  firm,   which   predominantly
                                   focuses on healthcare,  electronic  commerce,  digital media and  telecommunications.  He currently  sits on the Board of
                                   Directors of Saturn and MediaSite,  Inc., a Saturn portfolio company.

Thomas W. O'Neil, Jr.        72    Director since November 1995;  Certified Public  Accountant;
                                   Partner,   Wallace  and  O'Neil,  CPA's  since  April  1991.
                                   Director of Digital Power  Corporation  since 1991;  Retired
                                   Partner,  KPMG Peat Marwick,  1955 to 1991;  Former Chairman
                                   of the Board of Directors,  California  Exposition and State
                                   Fair; Director,  Regional Credit Association;  member of the
                                   St. Mary's College Board of Regents.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING FOR THE NOMINEES FOR THE ELECTION OF DIRECTORS.

Committees of the Board; Meetings and Attendance

The Company has Compensation and Audit Committees. The Company does not have a Nominating Committee.

The Audit Committee provides advice and assistance regarding accounting, auditing and financial reporting practices of the Company. It reviews with the Company's independent auditors the scope and results of their audit, fees for services and independence in servicing the Company. Current members of the audit committee are Messrs. O'Neil and Lammerding. The Audit Committee has adopted an audit charter which is attached as Exhibit A.

From 1995 until November 2000, Mr. Edward L. Lammerding served as the Company's Chief Financial Officer. Because Mr. Lammerding was a prior officer of the Company during this fiscal year, he may not be deemed an independent director as defined by the NASD rules.

The Board of Directors has evaluated the above-described non-independent relationship and has determined in its business judgment that the best interest of the Company and its shareholders will be served by Mr. Lammerding's appointment to the Audit Committee. In light of the limited number of directors and that Mr. Lammerding was not compensated for serving as Chief Financial Officer, the Board of Directors has determined, in its business judgment, that the prior relationship does not interfere with Mr. Lammerding's exercise of independent judgment.

In accordance with Securities and Exchange Commission regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the Securities and Exchange Commission.

Audit Committee Report

The Audit Committee oversees the financial reporting process for Alternative Technology Resources, Inc. on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

In accordance with the Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Alternative Technology Resources, Inc. and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

The Audit Committee has also met and discussed with Alternative Technology Resources, Inc. management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Alternative Technology Resources, Inc., and the selection of Alternative Technology Resources, Inc.'s independent auditors. In addition, the Audit Committee discussed with the independent auditors with management present the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

Pursuant to the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

Signed by the Audit Committee this 26th day of September 2001.

 Edward L. Lammerding                               Thomas W. O'Neil, Jr.
 Member                                             Member


The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. Current members of the Compensation Committee are Messrs. O'Neil and Lammerding.

During fiscal 2001, the Board met nine times and acted by unanimous written consent three times, the audit committee met once, and the compensation committee met twice. None of the nominees for director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors or committees of the Board on which he served during the period that he served.

Compensation of Directors

Directors do not receive cash compensation for serving as such; however, each Director can be granted annual stock options under the Company's 1997 Stock Option/Stock Issuance Plan. Messrs. Cameron, McCormick, Lammerding and O'Neil were granted options to purchase 25,000 shares of the Company's common stock at an exercise price equal to the fair market value on the date of grant in January 2001 (for fiscal year 2001 service).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Financing Arrangements

The Company has received short-term, unsecured financing to fund its operations in the form of notes payable of $3,740,450 as of June 30, 2001, from Mr. Cameron and another stockholder. These notes bear interest at 10.25%. On September 11, 2000, the Company agreed with Mr. Cameron to extend the due date on notes payable to him until December 31, 2001, in exchange for an extension fee of 2%. These extended notes total $1,511,635, including accrued interest and extension fees, and bear interest at 10.25% per annum. Also on September 11, 2000, the Company agreed with the other note holder to extend the due date of his notes until December 31, 2001, in consideration of such notes becoming convertible promissory notes. The convertible promissory notes total $2,228,815, including accrued interest, bear interest at 10.25% per annum and are convertible into common stock at $3.00 per share (approximate public trading price on that date) at the note holder's option. Subsequent to June 30, 2001 the due dates of these notes were extended from December 31, 2001 to December 31, 2002. Mr. Cameron's extended notes total $1,630,529, including accrued interest and extension fees of 2%, and bear interest at 10.25% per annum. The convertible promissory notes total $2,423,826, including accrued interest at 10.25% per annum.

On August 28, 2000, the Company sold $10,000,000 of its common stock at $3.00 per share. Proceeds net of offering costs were $9,560,345. The Company's Chief Executive Officer and related entities purchased 2,333,335 shares of the Company's common stock in the private placement. Because the purchase price of such stock was less than the public trading price on the date of purchase, the Company recorded compensation expense of $1,458,334 in the first fiscal quarter ended September 30, 2000.

Other

On August 1, 2000, Mr. Cameron entered into an agreement with Mr. McCormick, the Company's Chief Executive Officer, to grant him the option to purchase 6,000,000 shares of the Company's common stock from Mr. Cameron at the purchase price of $3.625 per share, which represented the trading price of the Company's stock on that date. This option is vested immediately, and on September 17, 2001 the expiration date of the option grant was extended from the original date of August 1, 2003 until August 1, 2006.

In November 1995, the Company entered into a lease agreement for its Sacramento facility under a one-year lease with Mr. Cameron. The lease has been extended to January 31, 2004. At June 30, 2001, $496,472 of rent owed for fiscal years 1996 through 2001 is included in the balance of accounts payable to stockholders. Rent expense under this lease was $139,272, $114,285 and $88,676 for the years ended June 30, 2001, 2000 and 1999 respectively.

During the fiscal years ended June 30, 2001 and 2000, Cameron & Associates, which is wholly owned by Mr. Cameron, provided consulting services to the Company. Fees for such services totaled $120,000 in fiscal year 2001, $90,000 in fiscal year 2000 and none in 1999.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Based solely upon review of written declarations and any copies of such forms received by it from officers, directors and stockholders owning more than ten percent of the outstanding shares, the Company believes that during fiscal 2001 all filing requirements applicable to officers, directors and greater than ten percent stockholders were satisfied.

                             EXECUTIVE COMPENSATION

          Executive Compensation report from the Compensation Committee

Compensation Committee. The Compensation Committee of the Board of Directors is composed of two non-employee, independent directors, currently consisting of Messrs. O'Neil and Lammerding. The Compensation Committee reviews and approves the compensation and benefits for our key executive officers, administers our stock option plans and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held two meetings during fiscal year 2001.

Compensation Philosophy. The Compensation Committee develops and implements the Company's executive compensation philosophy to offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company. The Committee provides the Company's executive officers with annual stock option grants under the Company's 1997 Stock Option/Stock Issuance Plan and outside this plan at an exercise price equal to the fair market value on the date of grant.

The tables that follow, and accompanying narrative, reflect the decisions covered by the above discussion.

                                                         Thomas W. O'Neil, Jr.
                                                         Edward L. Lammerding

The following table contains information regarding compensation paid with respect to the three preceding fiscal years to the Company's Chief Executive Officer and each other executive officer whose salary and bonus exceeded $100,000 (the "Named Executives" for the fiscal year ended June 30, 2001):

                           Summary Compensation Table

                                                                           Long-Term Compensation
                                         Annual Compensation                       Awards
                                  -----------------------------------   -----------------------------
                                                           Other          Securities     All Other
                          Fiscal                           Annual         Underlying    Compensation
Name                       Year   Salary ($)   Bonus    Compensation    Options/SARs#     and LTIP
----                       ----   ----------   -----    ------------    -------------     --------
Jeffrey S. McCormick (1)   2001   $150,000      None          None          25,000(2))      None
Chief Executive Officer    2000   $ 25,000      None          None       7,000,000(3)       None
                           1999       None      None          None            None          None

James W. Cameron, Jr. (4)  2001       None      None    $  120,000(5)       25,000(2)       None
Chief Financial Officer    2000       None      None    $   90,000(5)       25,000(6)       None
                           1999       None      None          None            None          None


(1) Mr. McCormick was named Chief Executive Officer of the Company on February 17, 2000 and was elected to the Board of Directors in November 2000. See "Employment Agreement with Jeffrey S. McCormick."
(2) On January 2, 2001, the Company granted to Mr. McCormick and Mr. Cameron an option to purchase 25,000 shares of common stock at $1.34 per share.
(3) On April 14, 2000 the Company granted to Mr. McCormick a non-qualified option to purchase 7,000,000 shares of common stock at $3.00, the closing price per share of the Company's common stock as of the date of the employment agreement.
(4) Mr. Cameron was elected Chairman of the Board of Directors in November 1999. From August 1999 until February 2000, he was Chief Executive Officer and a Director of the Company and was named Chief Financial Officer in November 2000.
(5) Amounts were paid to Cameron and Associates for providing consulting services to the Company.
(6) On January 3, 2000, the Company granted to Mr. Cameron an option to purchase 25,000 shares of common stock at $4.44 per share.


The following table provides information relating to stock options granted during fiscal year ended June 30, 2001.

                      Option/SAR Grants in Last Fiscal Year

                                         % of Total                           Potential Realized Value at
                                           Options                              Assumed Annual Rates of
                                         Granted to   Exercise               Stock Price Appreciation for
                          Options/SARs  Employees in  Price per Expiration          Option Term
                            Granted #    Fiscal Year    Share     Date          5%              10%
                          ------------  ------------  --------- ----------   -----------------------------

James W. Cameron, Jr.        25,000          2.72%      $1.34   1/2/2011    $   54,731     $   87,150

Jeffrey S. McCormick         25,000          2.72%      $1.34   1/2/2011    $   54,731     $   87,150


The exercise price of each option was equal to the fair market value of our common stock on the date of the grant. Percentages shown under "Percent of Total Options Granted to Employees in the Last Fiscal Year" are based on an aggregate of 920,600 options granted to our employees under the 1997 Stock Option Plan and outside of this plan during the year ended June 30, 2001.

Potential realizable value is based on the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission regulations and do not reflect our projection or estimate of future stock price growth. Potential realizable values are computed by:

     o Multiplying the number of shares of common stock subject to a given option by the exercise price.

     o Assuming that the aggregate stock value derived from that calculation compounds at the annual 5% or 10% rate shown in the table for the entire ten-year term of the option, and

     o    Subtracting from that result the aggregate option exercise price.

                          Fiscal Year End Option Values

The following table sets forth for each of the executive officers named in the Summary Compensation Table the number and value of exercisable and unexercisable options and SARs at fiscal year end:


                                                    Number of Securities
                                                   Underlying Unexercised         Value of Unexercised
                          Shares                        Options/SARs           In-The-Money Options/SARs
                        Acquired on     Value         At June 30, 2000              At June 30, 2000
                        Exercise(#)  Realized ($)  ExercisableUnexercisable    Exercisable   Unexercisable
                        -----------  ------------  ------------------------    ---------------------------

James W. Cameron, Jr.       None           None      25,000         None       Exercise             None
                                                                               price
                                                                               exceeds
                                                                               market price
                            None           None      25,000         None       $   18,150           None

Jeffrey S. McCormick        None           None    1,400,000   5,600,000       Exercise      Exercise
                                                                               price         price
                                                                               exceeds       exceed
                                                                               market price  market price
                            None           None      25,000         None       $   18,150           None


Amounts shown under the column "Value of Unexercised In-The-Money Options at June 30, 2001," represent the difference between the trading price of a share of common stock underlying the options at June 30, 2001, of $2.07 per share (the closing price on June 30, 2001, as reported by the OTC Bulletin Board) less the corresponding exercise price of such options.

Employment Agreement with Jeffrey S. McCormick

In April 2000, we entered into an employment agreement with Mr. McCormick to become our Chief Executive Officer effective February 17, 2000. Beginning July 1, 2000, and for the remaining term of Mr. McCormick's employment, the Board shall nominate him to serve as a Director of the Company. The initial term of the agreement is 5 years, automatically continuing for successive terms of one
(1) year unless terminated by either party by written notice at least 30 days prior to the end of the initial or any succeeding terms. The agreement established Mr. McCormick's initial annual base salary at $150,000 per year beginning May 1, 2000, and provided for a grant to Mr. McCormick of a non-qualified stock option to purchase up to 7,000,000 shares of the Company's common stock at an exercise price of $3.00 (the fair market value of the Company's common stock on the date of grant.)

The option vests ratably over 5 years and expires on April 14, 2010. The agreement provides that vesting shall accelerate and the option become 100% vested upon: death of Mr. McCormick, a change of control of the Company, a change of a majority of the current Board of Directors during the term of his employment, or a termination by Mr. McCormick for a "good reason" or termination by the Company without "cause." "Piggy-back" registrations rights are applicable to all option stock issued to Mr. McCormick, including stock related to a 6,000,000 option from Mr. Cameron to Mr. McCormick. The agreement provides that in the event Mr. McCormick terminates for a "good reason" or is terminated without "cause," he shall receive an amount equal to 18 months of his base salary, at the rate then in effect, to be paid in a lump sum no later than 30 days following termination, and he shall continue to receive fringe benefits as in effect at the time of termination for 18 months following such termination. In addition he shall also receive any bonus amount, or pro rata share of any bonus amount that may have been awarded to him as the compensation committee of the Board, in its sole discretion, may have authorized as a bonus.

1993 and 1997 Stock Option/Stock Issuance Plans

The 1993 Stock Option/Stock Issuance Plan (the "1993 Plan"), pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on August 31, 1993 and became effective at that time. The 1993 Plan provided that up to 400,000 shares of common stock could be issued over the ten year term of the 1993 Plan. Upon stockholder approval of the 1997 Stock Option Plan (the "1997 Plan"), the Board of Directors terminated the 1993 Plan, which termination shall not alter the vesting provisions or any other term or condition of any option granted prior to the termination of the 1993 Plan.

The 1997 Plan, pursuant to which key employees (including officers) and consultants of the Company and the non-employee members of the Board of Directors may acquire an equity interest in the Company, was adopted by the Board of Directors on November 18, 1997 and became effective at that time.

An aggregate of 3,000,000 shares of common stock may be issued over the five year term of the 1997 Plan. Subject to the oversight and review of the Board of Directors, the 1997 Plan shall generally be administered by the Company's Compensation Committee consisting of at least two non-employee directors as appointed by the Board of Directors. The grant date, the number of shares covered by an option and the terms and conditions for exercise of options, shall be determined by the Committee, subject to the 1997 Plan requirements. The Board of Directors shall determine the grant date, the number of shares covered by an option and the terms and conditions for exercise of options to be granted to members of the Committee.

During fiscal 2001, the Company granted options to purchase shares of common stock to Messrs. Cameron, and McCormick under the 1997 Plan (see table of "Option/SAR Grants in Last Fiscal Year"). As of June 30, 2001, approximately 1,236,900 shares are available under the 1997 Plan for grant.

                         COMPANY STOCK PRICE PERFORMANCE

The Securities and Exchange Commission regulations require the stock price performance graph below. This graph shall not be deemed to be filed under the Securities Act or Exchange Act, or incorporated by reference by any general statement incorporating this proxy statement by reference into any filing made under the Securities Act or Exchange Act, except to the extent that we specifically incorporate this graph by reference.

The graph below compares the cumulative total stockholder return on their common stock, the NASDAQ Stock Market - Composite Index and the Dow Jones US Technology Software Index. Cumulative total stockholder return represents share value appreciation through June 30, 2001, assuming the investment of $100 in the common stock of the Company at September 1996 quarter end and in each of the other indexes during the same period, and reinvestment of all dividends. The comparisons in the graph below are based on historical data and are not intended to forecast the possible future performance of our common stock.

                    [FUTURE COMMON STOCK PERFORMANCE CHART]

                             PRINCIPAL STOCKHOLDERS

The following table sets forth certain information as to (i) the persons or entities known to the Company to be beneficial owners of more than 5% of the Company's common stock as of September 17, 2001, (ii) all directors of the Company, (iii) all executive officers of the Company and (iv) all directors and executive officers of the Company as a group. The address of all owners is 629 J Street, Sacramento, California 95814, with the exception of Mr. McCormick whose address is 33 Jewel Court, Portsmouth, New Hampshire 03801.

                                                    Common Stock
Name of Beneficial Owner             Number of Shares           Percent
------------------------             ----------------           -------
James W. Cameron, Jr.                 39,441,784 (1)              56.24%

Jeffrey S. McCormick                  15,677,135 (2)              23.60%

Edward L. Lammerding                      50,000 (3)                *

Thomas W. O'Neil, Jr.                    106,050 (4)                *

All directors and executive           49,274,969 (5)              80.10%
officers as a group (4 persons)

* Less than 1.0%.

(1) Includes 50,000 shares issuable upon exercise of options, none of which are subject to repurchase, and includes 6,000,000 shares optioned to Mr. McCormick and immediately exercisable.
(2) Includes 7,000,000 shares issuable upon exercise of options, of which 5,600,000 are subject to vesting, and includes 25,000 shares issuable upon exercise of options, none of which are subject to repurchase and includes 6,000,000 shares under option from Mr. Cameron and immediately exercisable.
(3) Represents 50,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(4) Includes 55,000 shares issuable upon exercise of options, none of which are subject to repurchase.
(5) Includes 7,180,000 shares issuable upon exercise of options, 180,000 of which are not subject to repurchase.

                       APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, has been selected as the Company's independent auditors for the year ended June 30, 2002. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

During the year ended June 30, 2001, the following fees were paid for services provided by Ernst & Young LLP.

Audit Fees. The aggregate fees paid for the annual audit and/or the review of Alternative Technology Resources, Inc.'s financial statements included in Alternative Technology Resources, Inc.'s Forms 10-Q, and Form 10-K for the fiscal year ended June 30, 2001, amounted to $66,500.

Financial Information Systems Design and Implementation Fees. During the fiscal year ended June 30, 2001, Alternative Technology Resources, Inc. paid no fees to Ernst & Young LLP related to the design or implementation of a hardware or software system to compile source data underlying Alternative Technology Resources, Inc.'s financial statements or generate information significant to Alternative Technology Resources, Inc.'s financial statements.

All Other Fees. The aggregate fees paid for other non-audit services, including fees for tax related services, registration statement on Form S-1 review, and other non-audit services rendered by Ernst & Young LLP during Alternative Technology Resources, Inc.'s most recent fiscal year ending June 30, 2001 amounted to $51,004.

                                  OTHER MATTERS

As of the date of this proxy statement, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting of Stockholders. If other matters properly come before the Annual Meeting, those persons named in the accompanying proxy will vote in accordance with their judgment.

                       2002 ANNUAL MEETING OF STOCKHOLDERS

Stockholders are entitled to present proposals for action at stockholders' meetings if they comply with the requirements of the proxy rules. In connection with this year's Annual Meeting, no stockholder proposals were presented. Any proposals intended to be presented at the 2002 Annual Meeting be received at the Company's offices on or before June 12, 2002, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                             Additional Information

Copies of the exhibits to our Annual Report on Form 10-K will be provided to any requesting shareholder. Shareholders should direct their request to: Corporate Secretary, Alternative Technology Resources, Inc., 629 J Street, Sacramento, California 95814.

ALL SHAREHOLDERS ARE URGED TO EXECUTE THE ACCOMPANYING PROXY AND TO RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. SHAREHOLDERS MAY REVOKE THE PROXY IF THEY DESIRE AT ANY TIME BEFORE IT IS VOTED.


                                         Alternative Technology Resources, Inc.
                                         By Order of the Board of Directors

                                         /S/ James W. Cameron, Jr

October 16, 2001                         James W. Cameron, Jr.
                                         Chairman of the Board
                                         Sacramento, California

                                    Exhibit A

                        ALTERNATIVE TECHNOLOGY RESOURCES
                             Audit Committee Charter


Preamble

Alternative Technology Resources ("Company"), as part of its continuous improvement efforts, desires to strengthen its board oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company's audit committee.

Organization

The audit committee of the board of directors shall be comprised of at least two directors who are independent of management and the Company, and shall be considered independent if they have no employment or other relationship with the Company that might interfere with the exercise of their independence from the Company or management. All audit committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

Statement of Policy

The audit committee shall provide assistance to the Board of Directors in fulfilling the members' responsibility to the stockholders, potential stockholders, and the investment community relating to corporate accounting and reporting practices of the Company, and the quality and integrity of financial reports of the Company. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the members of the Board of Directors, the independent auditors, and the Company's principal financial officer.

Responsibilities

In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board of Directors and stockholders that the corporate accounting and reporting practices of the company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

o Obtain the full board of directors' approval of this Charter and review and reassess this Charter as conditions dictate, but no less frequently than annually following the review of the Company's annual report on Form 10-K.

o Review and recommend to the Board of Directors the selection of independent auditors to audit the financial statements of the Company.

o Have a clear understanding with the independent auditors that the independent auditors are ultimately accountable to the Board of Directors and the audit committee, as the stockholders' representatives, who have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate their services.

o    Review  and  concur  with   management's   appointment,   termination,   or
     replacement of the Chief Financial Officer.

o Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and timely quarterly reviews for the current year and the procedures to be utilized, the adequacy of the independent auditor's compensation, and at the conclusion thereof review such audit or review, including any comments or recommendations of the independent auditors.

o Review with the independent auditors, the Company's principal financial officer, and financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the company, and elicit any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper

o Review reports received from regulators and other legal and regulatory matters that may have a material effect on the financial statements or related company compliance policies.

o Inquire of management, and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

o Direct the independent auditors to communicate directly to each member of the audit committee with respect to any disagreement with the Company on any financial treatment or accounting practice that is reflected in the quarterly reports on Form 10-Q upon review.

o Review the quarterly financial statements with financial management prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the independent auditors. The chair of the committee may represent the entire committee for purposes of this review and any required discussions with the independent auditor.

o Review the financial statements contained in the annual report to shareholders with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review with financial management and the independent auditors the results of their timely analysis of significant financial reporting issues and practices, including changes in, or adoptions of, accounting principles and disclosure practices, and discuss any other matters required to be communicated to the committee by the auditors. Also review with financial management and the independent auditors their judgments about the quality, not just acceptability, of accounting principles and the clarity of the financial disclosure - practices used or proposed to be used, and particularly, the degree of aggressiveness or conservatism of the organization's accounting principles and underlying estimates, and other significant decisions made in preparing the financial statements.

o Provide sufficient opportunity for the Company's principal accounting officer and the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of audits.

o Review accounting and financial human resources and succession planning within the Company.

o Report the results of the annual audit to the board of directors. If requested by the board, invite the independent auditors to attend the full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors' questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

o On an annual basis, obtain from the independent auditors a written communication delineating all their relationships and professional services as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

o Review the report of the audit committee in the annual report to shareholders and the Annual Report on Form 10-K disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, disclose the committee's conclusion on the fairness of presentation of the financial statements in conformity with GAAP based on those discussions.

o Submit the minutes of all meetings of the audit committee to, or discuss the matters discussed at each committee meeting with, the board of directors.

o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o Review the Company's disclosure in the proxy statement for its Annual Meeting of shareholders that describes that the Committee has satisfied its responsibilities under this Charter for the prior year. In addition, include a copy of this Charter in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

                     ALTERNATIVE TECHNOLOGY RESOURCES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders - November 20, 2001

     The undersigned stockholder of ALTERNATIVE TECHNOLOGY RESOURCES, INC. (the "Company"), revoking all previous proxies, hereby appoints JAMES W. CAMERON, JR. and JEFFREY S. MCCORMICK, or any of them, as proxies of the undersigned, and authorizes either or both of them to vote all shares of the Company's Common Stock held of record by the undersigned as of the close of business on October 8, 2001, at the Annual Meeting of Stockholders of the Company to be held on Tuesday, November 20, 2001, at 10:00 a.m., local time, at 629 J Street, Sacramento, California 95814, and at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), according to the votes the undersigned would be entitled to cast if then personally present.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES:

1.   Election of Directors:


|_|  FOR ALL NOMINEES LISTED BELOW (EXCEPT AS SPECIFIED) |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

James W. Cameron, Jr.       Edward L. Lammerding       Jeffrey S. McCormick    Thomas W.O'Neil Jr.


     To withhold authority to vote for any individual nominee, draw a line through that nominee's name.

2. The authority of the proxy, in his discretion, to vote on such other business as may properly come before the Annual Meeting, or any adjournment(s) or postponement(s) thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING AND THE PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said proxy may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the stockholder's name is signed as set forth below or a seal affixed or the descriptions, authority or capacity of the person signing is given or any other defect of signature exists.

     Please complete, sign and date this Proxy and return it promptly in the enclosed envelope regardless of whether or not you plan to attend the Annual Meeting.

                                                 DATED: ________________ ,2001


                                                 _____________________________
                                                 Signature


                                                 _____________________________
                                                 Signature if held jointly

     Please sign this Proxy exactly as the name appears in the address above. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. If signer is a corporation, please sign the full corporate name and an authorized officer should sign his name and title and affix the corporate seal.